UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

VERTICAL BRANDING, INC.
(Exact name of registrant as specified in charter)

Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 Ventura Blvd., Suite 301, Encino, CA 91436
(Address of principal executive offices)

(310) 575-0955
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including any exhibit) that are not purely historical facts, including statements regarding the Registrant’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Registrant’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause the Registrant's actual results to differ from management's current expectations are contained in the Registrant's filings with the Securities and Exchange Commission. The Registrant undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 13, 2007, Vertical Branding, Inc. (the “Company”) and four funds managed by RENN Capital Group Inc. (collectively the “Purchasers”) entered into a securities purchase agreement (the “SPA”) pursuant to which the Company sold (i) 6,666,667 shares of Company common stock, $.001 par value, and (ii) five-year warrants to purchase an aggregate of 6,666,667 additional shares of common stock (one-half exercisable at $1.00 per share and one-half exercisable at $1.50 per share), for a total purchase price of $4 million.  The Company also agreed to register such shares for resale on Form SB-2 or an appropriate equivalent in accordance with the terms of a registration rights agreement entered into in connection with the SPA.

Simultaneously with the execution of the SPA, the Company also entered into an Agreement re Redemption of Convertible Notes (the “Redemption Agreement”) with the holders (the “Holders”) of the Company’s senior secured convertible notes sold in August and September 2006 in the original aggregate principal amount of $5.775 million (the “Notes”).  Pursuant to the terms of the Redemption Agreement, the Company paid to the Holders approximately $2 million representing pre-payment of principal installments through July 31, 2008, thus reducing the outstanding principal balance on the Notes to $2.68 million.  The Company also has the right, but not the obligation, to redeem the balance of the Notes on or prior to December 31, 2007, by paying to the Holders the principal amount outstanding thereon together with accrued interest through the date of redemption.  The Redemption Agreement also extends the date by which the Company is required to file a registration statement covering resale of the shares into which the Notes are convertible pursuant to the registration rights agreement between the Company and the Holders, as amended.  Finally, the Redemption Agreement includes a waiver by the Holders of any reduction of the price below which the Notes cannot be converted (i.e. the floor price) in the event of a default thereon by deleting the second sentence of Section 4(c) of the Notes.

In connection with the sale of common stock to the Purchasers, Robert C. Pearson was appointed as a director of the Company, filling a vacancy from the contemporaneous resignation of Roger Burlage from the Board of Directors.  Mr. Pearson joined RENN Capital Group, Inc. (“RENN”), in April 1997 and is Senior Vice-President - Investments.  He is also Vice-President of the Renaissance Capital Growth & Income Fund III, Inc..  From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant.  From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm.  Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory.  From 1960 to 1986, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice-President - Controller and Vice-President – Finance.  Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan.  He has served on the boards of directors of Laserscope and Advanced Power Technology and currently serves on the boards of eOriginal, Inc., CaminoSoft Corp., Simtek Corporation and Shea Development Corp.

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.  The Registration Rights Agreement requires the Company to prepare and file with the Commission a registration statement for purposes of registering such shares for resale under the Securities Act of 1933.

The announcement is not an offer to sell securities of Vertical Branding, Inc. and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

The foregoing description of the private placement does no purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Warrants, and the Registration Rights Agreement.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this Item is contained in Item 1.01, which is incorporated by reference.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information called for by this Item is contained in Item 1.01, which is incorporated by reference.

ITEM 8.01

OTHER EVENTS.

On November 14, 2007, the Company issued a press release announcing the closing of the financing transaction with four funds managed by RENN Capital Group, Inc.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

The following exhibits are filed with this Report:

Exhibit Number	Description
4.1

Form of Registration Rights Agreement, dated November 13, 2007, by and between the Company and Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC, US Special Opportunities Trust PLC and Premier RENN US Emerging Growth Fund Limited.

4.2	Form of Agreement re Redemption of Convertible Notes, dated November 13, 2007, by and between the Company and Gottbetter Capital Finance, LLC
10.1

Form of Securities Purchase Agreement, dated as of November 13, 2007, by and between the Company and Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC, US Special Opportunities Trust PLC and Premier RENN US Emerging Growth Fund Limited.

10.2	Form of Warrant, dated as of November 13, 2007.
99.1	Press release announcing the closing of the financing transaction with RENN Capital Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICAL BRANDING, INC.

Date: November 16, 2007	By:	/s/ Victor Brodsky
Victor Brodsky
Chief Financial Officer